UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 25, 2022

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PEBO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operation and Financial Condition.
On October 25, 2022 Peoples Bancorp Inc. ("Peoples") issued a news release regarding its financial results for the third quarter of 2022. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Conference Call to Discuss Earnings:
Peoples will conduct a facilitated conference call to discuss third quarter 2022 results of operations as well as the transactions described in the Merger Agreement (defined below) today at 11:00 a.m., Eastern Daylight Time, with members of Peoples' executive management participating.  Analysts, media and individual investors are invited to participate in the conference call by calling (866) 890-9285.  A simultaneous webcast of the conference call audio will be available online via the “Investor Relations” section of Peoples' website, www.peoplesbancorp.com.  Participants are encouraged to call or sign in at least 15 minutes prior to the scheduled conference call time to ensure participation and, if required, to download and install the necessary software.  A replay of the call will be available on Peoples' website in the “Investor Relations” section for one year.
Item 7.01 Regulation FD Disclosure
On October 25, 2022, Peoples Bancorp Inc. (“Peoples”) released a presentation to investors about the transactions described in the Merger Agreement (defined below). The presentation is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.
The preceding information, as well as Exhibit 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01     Other Events
Dividend Declaration
On October 25, 2022, Peoples issued a news release announcing that the Board of Directors declared a quarterly dividend of $0.38 per common share. A copy of the news release is included as Exhibit 99.3 to this Current Report on Form 8-K.
Merger Agreement
On October 25, 2022, Peoples Bancorp Inc. (“Peoples”) announced that it has entered into an Agreement and Plan of Merger dated October 24, 2022 (“Merger Agreement”) with Limestone Bancorp, Inc. (“Limestone”). The Merger Agreement calls for Limestone to merge into Peoples and for Limestone’s wholly owned subsidiary, Limestone Bank, Inc., which operates 20 branches in the Commonwealth of Kentucky, to merger into Peoples’ wholly owned subsidiary, Peoples Bank.
A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.
Important Additional Information about the Merger
This communication does not constitute an offer to sell or the solicitation of an offer to buy securities of Peoples. Peoples will file a registration statement on Form S-4 and other documents regarding the proposed merger with Limestone with the Securities and Exchange Commission (“SEC”). The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of both Peoples and Limestone in advance of their respective special meetings of shareholders to be held to consider the proposed merger. Investors and security holders are urged to read the proxy statement/prospectus and any other relevant documents to be filed with the SEC in connection with the proposed transaction because they contain important information about Peoples, Limestone and the proposed merger.

Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, free of charge, on Peoples’ website at www.peoplesbancorp.com under the tab “Investor Relations” or by contacting Peoples’ Investor Relations Department at: Peoples Bancorp Inc., 138 Putnam Street, PO Box 738, Marietta, Ohio 45750, Attn: Investor Relations.
Peoples, Limestone, and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Additional information about the directors and executive officers of Peoples is set forth in the proxy statement for Peoples' 2022 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 17, 2022.
Cautionary Statements Regarding Forward-Looking Information
Statements in this communication which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections and benefits related to the transactions described in this communication.
The information contained in this communication should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website (www.sec.gov) or at Peoples’ website (www.peoplesbancorp.com).
Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples’ 2021 Annual Report on Form 10-K filed with the SEC under the section, “Risk Factors” in Part I, Item 1A. Additional risks and uncertainties include, but are not limited to: the possibility that Peoples’ merger with Limestone and any future acquisitions will be unsuccessful or more difficult, time-consuming or costly than expected; the possibility that Peoples is unable to obtain regulatory and shareholder approvals of the proposed merger with Limestone on the proposed terms and schedule; and the possibility that Limestone is unable to obtain the approval of the merger by its shareholders. As such, actual results could differ materially from those contemplated by forward-looking statements made in this communication. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable.

d) Exhibits
See Index to Exhibits on Page 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	October 25, 2022	By:/s/	KATIE BAILEY
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	News Release issued by Peoples Bancorp Inc. on October 25, 2022
99.2	Investor Presentation issued by Peoples Bancorp Inc. on October 25, 2022
99.3	News Release issued by Peoples Bancorp Inc. on October 25, 2022
99.4	News Release issued by Peoples Bancorp Inc. on October 25, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)